SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Revised content of http://www.rangergov.com	Item 1

Content of Item 1

Ranger Governance Plan for Computer Associates

Web Cast

Wednesday, August 1, 2001
10:30 a.m.

To join the conference call please dial

Within the United States: 888-489-9487
International: 212-346-6599

The call will be led by
Sam Wyly and Stephen Perkins
with Dennis Crumpler and George Ellis

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The Ranger Governance Plan for Computer Associates (in PDF format)

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  Press Releases

  Ranger Governance Outlines Plan for Computer Associates – 8.1.01

  Ranger Governance Announces Investor Conference Call to Outline Its Plan for Computer
  Associates – 8.1.01

  Ranger Governance Files Counterclaims Against Computer Associates – 7.31.01

  Ranger Governance Mails Proxy Statement to Computer Associates Shareholders –
  7.30.01

  Ranger Responds to Computer Associates' First Quarter Financial Results – 7.23.01

  Ranger Governance Responds to Computer Associates' Letter to Shareholders – 7.19.01

  Ranger Governance Publishes Open Letter to Computer Associates Customers – 7.9.01

  Ranger Governance Adds Two Nominees – 6.29.01

  Computer Associates' Return to Shareholders is Dead Last Among Competitors," Wyly
  Tells Investors, Analysts – 6.26.01

  Sam Wyly Calls Computer Associates' Top Managers "Arrogant" for Ignoring Majority of
  Shareholders – 6.25.01

  In Open Letter to Computer Associates Employees, Sam Wyly Outlines Benefits of Ranger
  Governance Plan – 6.22.01

  Sam Wyly Cites Computer Associates' Chronic Abuse of Customers and Employees as
  Motivation for Proxy Battle in Personal Letter to Company President and CEO Sanjay
  Kumar – 6.21.01
PRESS RELEASE	Back to List
Contact: Media: Dan Katcher/Joele Frank Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

Investors:
Morrow & Co., Inc.
(212) 754-8000

Ranger Governance Outlines Plan for Computer Associates

Ranger Calls for Good Governance, Good Management and Enhanced Shareholder Value Through Growth

Dallas, Texas, August 1, 2001 – Ranger Governance, Ltd. today announced that it has published "The Ranger Governance Plan for Computer Associates." This plan, Ranger believes, will enhance value and install accountability at Computer Associates (NYSE: CA). Ranger has nominated a slate of ten directors for election at the Computer Associates annual meeting on Wednesday, August 29th.

Sam Wyly, manager of Ranger Governance, said, "The Ranger Plan is about creating value for owners by changing CA's structure and culture so that both employees and customers are treated with dignity and respect. We believe this will radically change the world's fourth largest software company from an enterprise which is not growing to one enjoying healthy growth. Computer Associates' shareholders have, for too long, been given no alternative to the current board of directors. Ranger is now offering shareholders a clear choice on how their company will be managed."

The Ranger plan focuses on improving CA in three major areas:

Governance
Ranger is committed to providing CA with a strong, independent Board and exemplary governance practices. Ranger's candidates have, in combination, deep information industry knowledge, governance experience, and entrepreneurial success. If its nominees are elected, the Ranger Board will eliminate Computer Associates' poison pill, and will match manager pay with manager performance.

Management
Ranger intends to establish four business units, each headed by a world class CEO. The four independent business units are: Storage Management, Security Management, Network Management and Knowledge Management. Each unit will be benchmarked against comparable companies and each group's financial results will be reported on a quarterly basis.

Shareholder Value
Of the top ten companies included in the Standard & Poor's Computer Software and Services Index, Computer Associates ranks last on price/cash flow and price/book ratios and next to last on price/revenue ratios as of June 30, 2001. Ranger believes this is a market judgment on CA's lack of ability to achieve healthy growth with its present structure, culture and method of operation. Ranger believes that market segment focus - when combined with its plan to achieve incremental growth and an improved balance sheet - could significantly improve these ratios and shareholder value.

Ranger believes that significant enhancement of shareholder value cannot and will not be achieved without fundamentally changing the Company's existing management and its policies. This plan demonstrates the nature of the changes Ranger proposes and provides insight into its plan so shareholders can more appropriately evaluate the Ranger approach.

Sam Wyly added, "We believe Ranger is uniquely able to hit the ground running on behalf of the owners of CA and to implement our comprehensive plan for growth. That's why we have outlined the action steps Ranger would take to rapidly improve the management of CA during the first 100 days following the certified election of the Ranger nominees."

Conference Call and Audiocast Information

Ranger will present its plan to investors via teleconference on Wednesday, August 1, 2001 at 10:30 a.m. EDT. Domestic callers may participate by dialing (888) 489-9487. International callers may dial (212) 346-6599. Callers should dial in at least 15 minutes before the call is scheduled to begin and ask to be connected to the Ranger Governance conference call. A live listen-only audiocast of the teleconference along with the slide presentation will be available on the Ranger website at www.rangergov.com. Real Network's Real Player or Microsoft Media Player is required to access the audiocast and can be downloaded from www.real.com or www.microsoft.com.

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.

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PRESS RELEASE	Back to List

Sam Wyly Calls Computer Associates’ Top Managers "Arrogant" for Ignoring Majority of Shareholders

Dallas, Texas, June 25, 2001 – Ranger Governance, Ltd. today issued the following statement by Sam Wyly regarding Computer Associates’ (NYSE: CA) efforts to use the support of its largest shareholder Walter Haefner as an excuse to ignore all other shareholders.

"It is the height of arrogance for Wang and Kumar to publicize Walter Haefner’s pledge of support as a way to intimidate other shareholders from casting their vote against this inept management. It is exactly this kind of autocratic attitude that has caused management to ignore and abuse all CA shareholders by destroying shareholder value over the past five years.

"This is an election, and, so far, no votes have been cast. If the last Presidential election holds any lesson, it’s that every vote really does count, and carrying California does not necessarily mean you win.

"I have the highest respect and admiration for Walter Haefner, and that will not change regardless of how he ultimately votes. Walter’s CA stock comes from his investment in a company I founded, University Computing, whose products continue to be the heart of CA’s systems software.

"Wang and Kumar have reported to him obediently at the end of each quarter – as if he were the Company’s only shareholder – and they care little about all of the other shareholders.

"Based on what investors are telling us, we believe there will be overwhelming support for our proposal to elect new, independent, proven leadership for CA, and for our plan to remake Computer Associates into a growth company. Usually shareholders have no choice: the incumbents have a monopoly. This time the owners have a choice."

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21st that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company’s current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.

About Ranger Governance, Ltd.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

IMPORTANT INFORMATION

On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates' board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001.

This document expresses Ranger’s opinions and beliefs. In addition, the Ranger Nominees’ plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

Back to List

PRESS RELEASE	Back to List

In Open Letter to Computer Associates Employees, Sam Wyly Outlines Benefits of Ranger Governance Plan

Cites new opportunities, enhanced value of shares, greater job satisfaction and renewed customer trust

Dallas, Texas, June 22, 2001 – Sam Wyly of Ranger Governance, Ltd. has written an open letter to all employees of Computer Associates International, Inc. (NYSE: CA), describing the benefits to employees of Ranger’s proposed plan for the Company. The letter was posted today on the Ranger Governance website, www.rangergov.com. In his letter, Mr. Wyly emphasized that a more successful, innovative Computer Associates with a positive work environment and new leadership would:

  Expand opportunities for all employees;
  Build value for the many employees who have a stake in the Company ’s stock;
  Increase personal and professional satisfaction; and
  Restore the confidence of customers, who are increasingly alienated.

  Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced yesterday that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company ’s current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors.

  About Ranger Governance, Ltd.

  Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

  IMPORTANT INFORMATION

  On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates' board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800 -634-4458 or at www.rangergov.com.

  Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001.

  This document expresses Ranger’s opinions and beliefs. In addition, the Ranger Nominees’ plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stock -holders of Computer Associates in the light of their knowledge and the circumstances at the time.

  Back to List

PRESS RELEASE	Back to List

  Sam Wyly Cites Computer Associates' Chronic Abuse of Customers and Employees as Motivation for Proxy Battle in Personal Letter to Company President and CEO Sanjay Kumar

  DALLAS, June 21 – Entrepreneur Sam Wyly, manager of an investment firm that today initiated a proxy solicitation of the stockholders of Computer Associates International, Inc. (NYSE: CA), cited the company's chronic abuse of customers and employees as a driving motivation for the proxy battle in a personal letter to Computer Associates' President and CEO Sanjay Kumar sent early this morning.

  Computer Associates acquired two companies started by Wyly during his career -- University Computing Company in 1987 and Sterling Software in 2000. Many Computer Associates software products were created and originally introduced to the marketplace by these companies.

  In addition to nominating a slate of replacements for the current Computer Associates Board of Directors, Ranger Governance has proposed a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve the Company's relations with customers, employees and investors.

  The following is the text of the letter Wyly sent to Kumar and the Computer Associates' Board of Directors earlier today.

  June 21, 2001

  Mr. Sanjay Kumar, President and CEO
  Computer Associates International, Inc.
  One Computer Associates Plaza
  Islandia, NY 11749

  Dear Sanjay:

  A year and a half ago, when you came to my home in Dallas and said you wanted to acquire Sterling Software for Computer Associates stock, I asked you about CA's reputation for abusing its customers and employees. You told me that the company was misunderstood and that things had changed for the better.

  I have come to the conclusion that things have not changed at Computer Associates, and cannot change under the current management and Board. Recent media reports and an independent study by one of the nation's top polling firms have confirmed my concerns about the way the company is being run. It is my strong belief that a company which continually abuses its customers and its employees cannot create value for its shareholders.

  That is why I am writing to inform you that Ranger Governance, Ltd. is undertaking a proxy solicitation of the stockholders of Computer Associates. We intend to offer shareholders better management and increased value under the direction of a new and independent Board.

  This is not personal … it is about unlocking the potential of Computer Associates by creating a culture of innovation, accountability, extraordinary customer service, and real growth.

  Sincerely,

  Sam Wyly

  Manager
  Ranger Governance, Ltd.

  cc: Charles B. Wang
  Russell M. Artzt
  Alfonse M. D'Amato
  Willem F. P. de Vogel
  Richard A. Grasso
  Shirley S. Kenny
  Roel Pieper, Ph.D.

  About Ranger Governance, Ltd.

  Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at http://www.rangergov.com.

  IMPORTANT INFORMATION

  On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the 'Computer Associates' board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

  Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001.

  This document expresses Ranger’s opinions and beliefs. In addition, the Ranger Nominees’ plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

  Back to List

PRESS RELEASE	Back to List
Contact: Media: Dan Katcher/Joele Frank Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

  Investors:
  Morrow & Co., Inc.
  (212) 754-8000

  Ranger Governance Announces Investor Conference Call to Outline Its Plan for Computer Associates

  Presentation to be Webcast on the Ranger Governance Website: www.rangergov.com

  Dallas, Texas, August 1, 2001 – Ranger Governance, Ltd. will hold an investor conference call at 10:30 a.m. EDT today to discuss "The Ranger Governance Plan for Computer Associates," a plan that it believes will enhance value and install accountability to Computer Associates (NYSE: CA).

  Callers may participate in the investor conference call by dialing the following number:

  Domestic callers: (888) 489-9487
  International callers: (212) 346-6599

  Callers should dial in at least 15 minutes before the call is scheduled to begin and ask to be connected to the Ranger Governance conference call.

  A live listen-only audiocast of the teleconference along with the slide presentation will be available on the Ranger website at www.rangergov.com. Real Network's Real Player or Microsoft Media Player is required to access the audiocast and can be downloaded from www.real.com or www.microsoft.com.

  About Ranger Governance, Ltd.

  Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.

  Back to List

PRESS RELEASE	Back to List
Contact: Media: Dan Katcher/Joele Frank Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

    Investors:
    Morrow & Co., Inc.
    (212) 754-8000

    Ranger Governance Files Counterclaims Against Computer Associates

    Computer Associates Concealed Secret Consumer Study Supporting Findings of Ranger-Commissioned Study

    Dallas, Texas, July 30, 2001 – Ranger Governance, Ltd. today filed counterclaims and third party claim in the lawsuit initiated against it last month by Computer Associates (NYSE: CA). These claims seek to halt the dissemination of materially false and misleading public statements which have been made by CA, Charles Wang and Sanjay Kumar as part of an attempt to defeat a proxy contest launched by Ranger and Sam Wyly and to bar the solicitation of proxies by CA based upon these statements. CA's suit was filed in the U.S. District Court for the Eastern District of New York on June 25, 2001.

    Ranger's claims allege, among other things, that:

    CA has mischaracterized the state of the Company's relations with its customers;

    CA has attempted to cover up the adjudicated illegality of CA's past compensation paid to Wang, Kumar and Russell M. Artzt;

    CA omitted material information from its proxy materials concerning the background of one of CA's director nominees, Roel Pieper; and

    CA has made confusing and misleading statements about the financial performance of the Company.

    Ranger Governance said, "We are disturbed, but not surprised, to see such a credibility gap across the board in CA's public statements, advertising, SEC filings and other materials. Computer Associates' own secret customer study confirms our beliefs and what we've been saying all along about the alarming level of customer dissatisfaction at CA. This underscores the urgent need to reform CA. Ranger Governance believes it can restore credibility, build shareholder value and get CA growing. The more CA shareholders learn about the true state of their company, the more we believe that they will see that electing the Ranger nominees is the right thing for CA."

    In its counterclaims, Ranger states that, "Computer Associates' own secret market study shows that, despite what Wang and Kumar have been saying publicly, the company suffers from abysmal relations with its principal customers; and that those relations are getting worse under current management…Computer Associates intentionally concealed the result of its secret study from the public and its shareholders."

    The counterclaims continued, "By omitting any reference to the fact that the Delaware court determined that the share grant was illegal, Wang and Kumar seek to avoid the embarrassment of admitting that their board's conduct was adjudicated to have been unlawful. In so doing, however, they have provided materially incomplete and misleading information to CA's shareholders in violation of federal securities laws. [CA's] omission was intentional or highly reckless."

    On the subject of Roel Pieper, the counterclaims allege that, in addition to violating SEC rules by not disclosing Pieper's past role on the board of directors of Lernout & Hauspie, "[t]he fact that a massive fraud against the shareholders occurred when Pieper was vice-chairman of Lernout & Hauspie, and that the company filed for bankruptcy under his chairmanship, would be relevant to a reasonable shareholder in assessing Pieper's fitness and qualification to sit on the board of Computer Associates."

  SEND A MESSAGE TO THE COMPUTER ASSOCIATES BOARD
  VOTE GREEN TODAY

  Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger
  Governance slate by signing, dating and mailing the GREEN proxy.
  If you have any questions on how to vote your shares, please call our proxy solicitor:
  MORROW & CO, INC.   at (800) 607-0088.

  About Ranger Governance, Ltd.

  Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.

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PRESS RELEASE	Back to List

    Contact:
    Media:
    Dan Katcher/Joele Frank
    Joele Frank, Wilkinson Brimmer Katcher
    (212) 355-4449

    Investors:
    Morrow & Co., Inc.
    (212) 754-8000

    Ranger Governance Mails Proxy Statement to Computer Associates Shareholders

    Ranger Governance Offers Alternative Slate To Return Value To CA Shareholders

    Dallas, Texas, July 30, 2001 – Ranger Governance, Ltd. announced today that it has commenced mailing its definitive proxy statement to Computer Associates' (NYSE: CA) shareholders of record as of July 5, 2001, to solicit votes at Computer Associates' annual meeting of shareholders on August 29, 2001. Ranger Governance has nominated a slate of ten directors for the Computer Associates Board of Directors.

    Sam Wyly, manager of Ranger Governance, said, "Computer Associates shareholders have, for too long, been given no alternative to the current board of directors. Ranger Governance is offering shareholders a rare choice. We believe our plan will increase shareholder value, improve customer service and return prestige to the Computer Associates name; the Ranger nominees are committed to reversing Computer Associates' trend of chronic underperformance coupled with excessive executive pay. We believe shareholders have a unique opportunity to decide the future of their investment in CA. We urge Computer Associates shareholders to vote for the Ranger Governance nominees on August 29 in order to put in place a team that has a real plan to develop shareholder value."

    The Ranger Governance nominees are:

    Dr. Wendy Lee Gramm (Washington, D.C.) – Distinguished Senior Fellow at George Mason University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission;

    Cece Smith (Texas) – former Chairman, Federal Reserve Bank of Dallas and co-founder and managing partner, Phillips-Smith-Machens Venture Partners;

    Elizabeth VanStory (California) – former President of iMotors.com and Vice President of OfficeDepot.com;

    Richard J. Agnich (Texas) – former Senior Vice President, Secretary and General Counsel of Texas Instruments Incorporated;

    Bob Cook (Utah) – founder of VM Software, founder of Systems Center, Director of Sterling Commerce, and software venture capitalist;

    Dennis Mitchell Crumpler (Georgia) – founder of XcelleNet, Inc., co-founder of Sales Technologies, Inc. and General Partner of CIMCO, LLC, an investment management company;

    Mark Cuban (Texas) – founder and former CEO of two software companies,
    Broadcast.com and MicroSolutions, and owner of the Dallas Mavericks basketball team;

    Dixon Doll (California) – founder and manager of venture capital firm DCM and strategy consulting firm DMW Group;

    Stephen Perkins (Texas) – co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products; and
    Sam Wyly (Texas) – manager of Ranger Capital and founder of University Computing Company, Sterling Software, Sterling Commerce and other companies.

    About Ranger Governance, Ltd.

    Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger's definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission's website at www.sec.gov.

    IMPORTANT INFORMATION

    On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of Ranger nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-607-0088 or at www.rangergov.com. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' stockholders is available in the revised preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001. The Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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PRESS RELEASE	Back to List
Contact: Media: Dan Katcher/Joele Frank Joele Frank, Wilkinson Brimmer Katcher (212) 355-4449

  Investors:
  Morrow & Co., Inc.
  (212) 754-8000

  Ranger Responds to Computer Associates' First Quarter Financial Results

  Dallas, Texas, July 23, 2001 – Ranger Governance, Ltd. today issued the following statement in response to Computer Associates' (NYSE: CA) quarterly financial results announcement:

  "We believe today's results demonstrate what we've been saying all along: CA's culture, structure and method of operation need to change so that the Company can begin delivering real growth for its shareholders. Once an investor puzzles through CA's 'pro forma' reporting, we believe it's clear that performance, as defined by new contract signings, can only be described as 'anemic.'

  On today's conference call, Computer Associates said that net bookings under the 'new model' for Q1 had previously been predicted in the range of $600 to $700 million. CA reported today that actual bookings in this quarter were only $502 million. We believe this represents a major shortfall in a significant metric that is not pro forma."

  About Ranger Governance, Ltd.

  Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21, 2001 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.

  IMPORTANT INFORMATION

  On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of Ranger nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-607-0088 or at www.rangergov.com. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' stockholders is available in the revised preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001. The Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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  Contact:
  Media:
  Dan Katcher/Joele Frank
  Joele Frank, Wilkinson Brimmer Katcher
  (212) 355-4449

  Investors:
  Morrow & Co., Inc.
  (212) 754-8000

  Ranger Governance Responds to Computer Associates' Letter to Shareholders

  Dallas, Texas, July 19, 2001 – Ranger Governance today issued the following statement in response to Computer Associates' (NYSE: CA) June 19, 2001 letter to shareholders:

  "We do not think Computer Associates' shareholders have had fun over the last five years, while it appears that Chairman Wang and CEO Kumar have. Over that time period, Wang and Kumar were awarded close to $1 billion, while shareholders had each $100 of their investment turned into $86."

  About Ranger Governance, Ltd.

  Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21, 2001 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.

  IMPORTANT INFORMATION

  On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-607-0088 or at www.rangergov.com. Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' stockholders is available in the revised preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001. The Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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  Contact:
  Media:
  Joele Frank, Wilkinson Brimmer Katcher
  (212) 895-8647

  Investors:
  Morrow & Co., Inc.
  (212) 754-8000

  Ranger Governance Publishes Open Letter to Computer Associates Customers

  Ranger Promises to Create a Culture of Continuous Innovation and Truly Extraordinary Customer Service

  Dallas, Texas, July 9, 2001 – Ranger Governance, Ltd. today announced that it published the following open letter to customers of Computer Associates, Inc. ( NYSE: CA) in USA Today:

  Dear CA Customer:

  My colleagues and I at Ranger Governance, Ltd. want to bring new, independent, proven leadership to Computer Associates. Our goal is to unlock the full potential of the Company's winning people and create a culture of continuous innovation and truly extraordinary customer service.

  We believe the only way to run a software company is to focus on the customer. At CA, we will:

    Work closely with customers and listen carefully to you - so that we fully understand your business and your software needs.

    Unleash the creativity of CA professionals to drive innovation and product development, anticipate the challenges you will face in the future, and deliver the right products and services on time.

    Extend the functionality of the installed product set from the mainframe to the distributed environment of the Internet.

    Enhance the Company's ability to provide standard-setting customer service and support by decentralizing CA into four product-centered business groups that are more nimble, creative and competitive.

  We believe CA should work hard all the time to deserve your business and to win and keep your trust and confidence. We pledge that, under our leadership, Computer Associates will be a full-fledged partner on whom you can depend.

  If you would like more information about us or about our plan, please visit our website at www.rangergov.com or contact us by calling Morrow & Co., Inc. at 1-800-607-0088. We welcome your questions and your comments.

  Sincerely yours,

  /s/ Sam
  Sam Wyly
  Manager
  Ranger Governance, Ltd.

  In addition to publishing it in USA Today, Ranger has posted the letter on its website.

  About Ranger Governance, Ltd.

  Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. Ranger Governance announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company’s current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. More information about Ranger Governance is available at www.rangergov.com.

  IMPORTANT INFORMATION

  On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates' board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

  Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001.

  This document expresses Ranger’s opinions and beliefs. In addition, the Ranger Nominees’ plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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  Ranger Governance Adds Two Nominees for Computer Associates’ Board to Field Full Slate of 10

  Dennis Crumpler, founder of XcelleNet, and former Texas Instruments Executive Richard J. Agnich join group of independent, proven executives with valuable industry experience

  Dallas, Texas, June 29, 2001 – Ranger Governance, Ltd. announced today the addition of two seasoned executives from the computer software and electronics industries to its independent slate of nominees for the Board of Directors of Computer Associates International, Inc. (NYSE: CA).

  The new nominees are Dennis Crumpler, founder of XcelleNet, Inc., the industry leader in systems management for large-scale remote and mobile systems, and Richard J. Agnich, recently retired Senior Vice President, Secretary and General Counsel of Texas Instruments, one of the world’s leading electronics companies.

  Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company’s current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position CA for future growth, and dramatically improve its relations with customers, employees and investors. Last week, CA increased the number of Board members from eight to 10. Ranger is now running a full slate of 10 for the expanded Board.

  Ranger’s Sam Wyly said, "Dennis Crumpler and Dick Agnich are two very highly-qualified and truly independent leaders with decades of experience directly relevant to Computer Associates. We are proud to have them on the Ranger team."

  "The Ranger slate will bring to CA a Board made up of world-class leaders with deep and strong software industry experience and related expertise, Mr. Wyly added. "Many of us were involved with companies where CA software products were created and originally introduced to the marketplace. We are committed to giving CA independent, proven leadership that will provide strategic direction, restore integrity and assure accountability to shareholders, so we can get CA growing and build value for shareholders."

  Mr. Wyly continued, "We have gone from eight nominees to 10, because we think that shareholders should be able to vote on slates of candidates that are equal in number, although that’s the only thing equal about these two slates. The current CA Board is a rubber stamp that will approve anything the current senior management wants – even if it’s $1 billion in stock at a time when individual investors are losing money.

  Dennis Crumpler

  Mr. Crumpler currently is General Partner of CIMCO, LLC, an investment management company that includes an early stage venture fund. CIMCO, LLC has invested in companies including Green Mountain Energy, Francisco Partners, Seventh Wave Technologies and Fulcrum Ventures. Mr. Crumpler founded XcelleNet in 1986. The company completed its IPO in 1994 and was acquired by Sterling Commerce, Inc. in 1998. Earlier, Mr. Crumpler co-founded Sales Technologies, Inc., a successful pioneer in field sales automation software that was sold to Dun & Bradstreet in 1989. He began his business career in 1982 as a consultant with McKinsey and Company.

  Richard J. Agnich

  Until his retirement from Texas Instruments in 2000, Mr. Agnich spent 27 years with the electronics leader, serving from 1988 to 2000 as Senior Vice President, Secretary and General Counsel. He was also a member of TI’s Strategy Leadership Team, and shared responsibility for transforming the company from a diversified electronics conglomerate into a focused and digital signal processing and analog integrated circuit company. He is a member of the board of trustees of Austin College, and serves as Chairman of the Entrepreneurs Foundation of North Texas.

    The other Ranger Governance nominees are:

    Sam Wyly – manager of Ranger Capital and founder of University Computing Company, Sterling Software, Sterling Commerce and other companies.
    Bob Cook – founder of VM Software, founder of Systems Center, Director of Sterling Commerce, software venture capitalist, and CEO of Sigaba Corp.
    Mark Cuban – founder and former CEO of two software companies, Broadcast.com and MicroSolutions, a value-added reseller and systems integrator, like many CA customers, and now owner of the Dallas Mavericks basketball team;
    Dixon Doll – founder and manager of venture capital firm DCM and strategy consulting firm DMW Group, with a Ph.D. in engineering;
    Dr. Wendy Lee Gramm – Distinguished Senior Fellow at George Mason University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission, with a Ph.D. in economics;
    Stephen Perkins – co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products;
    Cece Smith – former Chairman, Federal Reserve Bank of Dallas and co -founder and managing partner, Phillips-Smith-Machens Venture Partners, and a C.P.A;
    Elizabeth VanStory – former President of iMotors.com and Vice President of OfficeDepot.com, and now a management consultant.

    Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

    IMPORTANT INFORMATION

    On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates' board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at     www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

    Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001.

    This document expresses Ranger’s opinions and beliefs. In addition, the Ranger Nominees’ plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

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    "Computer Associates’ Return to Shareholders is Dead Last Among Competitors," Wyly Tells Investors, Analysts

    Says it’s time to end "total lack of accountability to shareholders" pledges to increase CA Holdings after current board and management are replaced

    New York, NY, June 26, 2001 – At a conference with institutional investors and financial analysts that was Webcast live today, Sam Wyly detailed Ranger Governance ’s plan for Computer Associates International, Inc. (NYSE: CA), pointing out that "CA is dead last among its competitors in total return for shareholders over the past five years."

    Mr. Wyly said that, under its current Board and senior management, CA has generated a negative 11% return for shareholders over the past five years – compared to a range among nine competitors of positive 16% to 2,260%, and a 171% average for the industry.

    "That makes CA a dismal 10th out of 10 competing companies," Mr. Wyly emphasized. "It is time to end the total lack of accountability to shareholders by the current Board and management that has led to CA’s chronic poor performance."

    Mr. Wyly also told the investors and analysts that he would increase his current stake in Computer Associates after new leadership is elected. "I have a stake in CA that used to be worth $110 million but is now down to $55 million. I have no intention of buying additional shares while the Company is in the hands of its current Board and management. I am committed, however, to expanding my investment once we succeed in our plan for change at CA, and I ’m sure many other investors feel the same way."

    Held at the St. Regis Hotel in New York City, the conference was Webcast at www.rangergov.com. Replays of the Webcast are now available at the site. In addition to Mr. Wyly, Manager of Ranger Capital and Founder of University Computing Company, Sterling Software, Sterling Commerce and other companies, the participants were Stephen Perkins, Member of Ranger Governance's proposed Board for CA and Co-Founder of Sterling Commerce; and George Ellis, Advisor to Ranger Governance and former CFO of Sterling Software.

    The Ranger team outlined a plan to restore the Company ’s credibility and build shareholder value. The key elements of the Ranger plan are:

•	A new, independent Board of Directors made up of experienced executives;
•	The restructuring of CA into four independent business groups;
•	Recruitment, or promotion from within, of world-class CEOs to head the four groups;
•	A program of continuous product innovation;
•	Strong new corporate governance policies; and
•	Building of a customer-focused corporate culture.

    Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company ’s current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

  IMPORTANT INFORMATION

  On July 19, 2001, Ranger filed with the Securities and Exchange Commission a revised preliminary proxy statement in connection with the election of the nominees of Ranger (the "Ranger Nominees") to the Computer Associates' board of directors at the Computer Associates 2001 annual meeting of stockholders. Ranger will prepare and file with the Commission a definitive proxy statement regarding the election of the Ranger Nominees and may file other proxy solicitation material regarding the election of the Ranger Nominees. Investors and security holders are urged to read the definitive proxy statement and any other proxy material, when they become available, because they will contain important information. The definitive proxy statement will be sent to stockholders of Computer Associates seeking their support of the election of the Ranger Nominees to the Computer Associates board of directors. Investors and security holders may obtain a free copy of the definitive proxy statement (when it is available) and other documents filed by Ranger with the Commission at the Commission's website at www.sec.gov. The definitive proxy statement (when it is available) and these other documents may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201 or by contacting Morrow & Co., Inc. at 800 -634-4458 or at www.rangergov.com.

  Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates stockholders is available in the preliminary proxy statement filed by Ranger with the Commission on Schedule 14A on July 19, 2001.

  This document expresses Ranger’s opinions and beliefs. In addition, the Ranger Nominees’ plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stock -holders of Computer Associates in the light of their knowledge and the circumstances at the time.

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  The Ranger Governance Plan for Computer Associates

  IMPORTANT INFORMATION

  On July 27, 2001, Ranger Governance, Ltd. filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates International, Inc. Ranger's proxy statement was mailed to Computer Associates stockholders on July 30, 2001. Ranger urges stockholders to read its proxy statement because it contains important information. You may obtain a free copy of Ranger's definitive proxy statement as other soliciting materials that have been filed by Ranger, at the Securities and Exchange Commission's website at www.sec.gov. The definitive proxy statement and other documents filed by Ranger may also be obtained for free by writing to Ranger at 300 Crescent Court Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

  Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in Ranger's solicitation available in the definitive proxy statement filed by Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and circumstances at the time.

  Stock price quotation data displayed on www.rangergov.com is provided by North American Quotations, Inc. and is delayed at least 20 minutes. Stock charts are provided by Elogic. Shareholder.com and Ranger make no claims concerning the accuracy of the information provided on these pages, and will not be held liable for any use of this information.

  IMPORTANT INFORMATION

            On July 27, 2001, Ranger Governance, Ltd. filed a definitive proxy statement with the Commission in connection with Ranger's solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates International, Inc. Ranger's proxy statement was mailed to Computer Associates' stockholders on July 30, 2001. Ranger urges stockholders to read its proxy statement because it contains important information. You may obtain a free copy of Ranger's definitive proxy statement, as well as other soliciting materials that have been filed by Ranger, at the Commission's website at www.sec.gov. The definitive proxy statement and other documents filed by Ranger may also be obtained for free by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 800-634-4458 or at www.rangergov.com.

            Detailed information regarding the names, affiliations and interests of individuals who may be deemed participants in Ranger's solicitation is available in the definitive proxy statement filed by Ranger. In addition, the Ranger Nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.